                            PRO FORMA FINANCIAL DATA

   The following unaudited pro forma financial data reflects our historical results as adjusted on a pro forma basis to give effect to Atlas Pipeline
Partners, L.P. April 2004 offering of common units, the completion of the
Spectrum acquisition and APL's July 2004 offering of common units. The unaudited pro forma balance sheet is prepared as though these transactions occurred as of
March 31, 2004. The unaudited pro forma statement of operations for the year ended September 30, 2003 is prepared as though these transactions occurred as of
October 1, 2002. The unaudited pro forma statement of operations for the six months ended March 31, 2004 is prepared as though these transactions occurred as of October 1, 2003. The acquisition and offering adjustments are described in the notes to the unaudited pro forma financial data. The unaudited pro forma financial data and accompanying notes should be read together with our
"Management's Discussion and Analysis of Financial Condition and Results of
Operations" and our and Spectrum's historical financial statements and related notes included elsewhere, or incorporated by reference, in this filing.

   We accounted for the acquisition of Spectrum in the unaudited pro forma financial statements using the purchase method in accordance with the guidance of Statement of Financial Accounting Standards No. 141, "Business Combinations."
For purposes of developing the unaudited pro forma financial information, we have allocated the purchase price to Spectrum's gas gathering and transmission facilities based on fair market value.

   The unaudited pro forma financial statements presented are for informational purposes only and are based upon available information and assumptions that we believe are reasonable under the circumstances. You should not construe the unaudited pro forma financial statements as indicative of the combined financial position or results of operations that we and Spectrum would have achieved had the transaction been consummated on the dates assumed. Moreover, they do not purport to represent our and Spectrum's combined financial position or results of operations for any future date or period.

                                                                                                                   EXHIBIT 99.2

                                                      ATLAS AMERICA, INC.
                                             PRO FORMA BALANCE SHEETS (UNAUDITED)
                                                        MARCH 31, 2004
                                                        (IN THOUSANDS)

                                  Historical                                       Pro forma
                                     Atlas      Historical                        Pre-offering      Offering        Pro forma
                                    America      Spectrum    Adjustments          Consolidated    Adjustments      Consolidated
                                    -------      --------    -----------          ------------    -----------      ------------
ASSETS
Current assets:
   Cash and cash equivalents...   $    11,908   $            $    (6,659)  (a)(b)  $     5,249    $    11,352  (i)  $  16,601
   Accounts receivable.........         8,620         9,430                             18,050                         18,050
   Inventories.................             -           334                                334                            334
   Prepaid expenses............         1,237           115                              1,352                          1,352
   Other.......................             -           338          (10)  (b)             328                            328
                                  -----------   -----------  -----------           -----------    -----------       ---------
     Total current assets......        21,765        10,217       (6,669)               25,313         11,352          36,665

Property and equipment, net....       153,686        49,596       94,366   (b)         297,648                        297,648
Goodwill.......................        37,470                                           37,470                         37,470
Deferred income taxes..........                       1,645       (1,645)  (b)               -                              -
Intangible assets, net.........         7,720                                            7,720                          7,720
Other assets...................         6,890         1,613        3,152   (b)          11,655                         11,655
                                  -----------   -----------  -----------           -----------    -----------       ---------
                                  $   227,531   $    63,071  $    89,204           $   379,806    $    11,352       $ 391,158
                                  ===========   ===========  ===========           ===========    ===========       =========

LIABILITIES  AND  STOCKHOLDERS'
EQUITY
Current liabilities:
   Current portion of long-term
     debt......................   $        56   $     4,992  $    (4,992)  (b)     $        56    $                 $      56
   Accounts payable and
     accrued liabilities.......        17,613        13,186       (2,392)  (b)          28,407                         28,407
   Liabilities associated with
     drilling contracts........        15,465                                           15,465                         15,465
                                  -----------   -----------  -----------           -----------    -----------       ---------
     Total current liabilities.        33,134        18,178       (7,384)               43,928              -          43,928

Long-term debt.................        40,610        42,433       62,833   (b)         145,876        (45,266) (i)    100,610

Advance from parent............         2,453                                            2,453                          2,453
Deferred income taxes..........        22,364                                           22,364                         22,364
Asset retirement obligation....         3,371                                            3,371                          3,371

Minority interest..............        43,163                     25,000   (a)          68,163         67,833  (i)    135,996

Preferred equity subject to
   redemption..................                                   11,215   (b)          11,215        (11,215) (i)

Commitments and contingencies..             -             -                                  -                              -

Stockholders' equity:
   Preferred stock.............             -        13,856      (13,856)  (b)               -                              -
   Common stock................           107            27          (27)  (b)             107                            107
   Additional paid-in capital..        38,619         3,149       (3,149)  (b)          38,619                         38,619
   Treasury stock..............             -       (10,010)      10,010   (b)               -                              -
   Deferred compensation.......             -           (43)          43   (b)               -                              -
   Accumulated other
     comprehensive loss........             -          (310)         310   (b)               -                              -
   Retained earnings (deficit).        43,710        (4,209)       4,209   (b)          43,710                         43,710
                                  -----------   -----------  -----------           -----------    -----------       ---------
     Total stockholders' equity        82,436         2,460       (2,460)               82,436              -          82,436
                                  -----------   -----------  -----------           -----------    -----------       ---------
                                  $   227,531   $    63,071  $    89,204           $   379,806    $    11,352       $ 391,158
                                  ===========   ===========  ===========           ===========    ===========       =========

                                         See notes to pro forma financial statements

                                                     ATLAS AMERICA, INC.
                                        PRO FORMA STATEMENT OF OPERATIONS (UNAUDITED)
                                                YEAR ENDED SEPTEMBER 30, 2003
                                                        (IN THOUSANDS)

                                    Historical                                 Pro forma
                                       Atlas      Historical                  Pre-offering   Offering              Pro forma
                                      America      Spectrum    Adjustments    Consolidated  Adjustments           Consolidated
                                      -------      --------    -----------    ------------  -----------           ------------
REVENUES
   Well drilling                   $     52,879   $           $               $    52,879    $                     $    52,879
   Gas and oil production......          38,639                                    38,639                               38,639
   Well services...............           7,634                                     7,634                                7,634
   Transportation..............           5,901      98,772                       104,673                              104,673
   Gas marketing...............               -                                         -                                    -
   Other.......................             636        (843)                         (207)                                (207)
                                   ------------   ---------   -------         -----------    -----------           -----------
                                        105,689      97,929         -             203,618              -               203,618

COSTS AND EXPENSES
   Well drilling...............          45,982                                    45,982                               45,982
   Gas and oil production and
    exploration................           8,485                                     8,485                                8,485
   Well services...............           3,774                                     3,774                                3,774
   Transportation..............           2,444      85,089                        87,533                               87,533
   Gas marketing...............               -                                         -                                    -
   Provision for possiblelosses               -                                         -                                    -

   General and administrative..           6,532       4,322                        10,854                               10,854
   Depreciation, depletion and
    amortization...............          11,595      16,050    (7,071) (d)         20,574                               20,574
   Interest....................           1,961       2,725     3,503  (c)(e)       8,189         (2,205) (j)(k)(l)      5,984
   Minority interest in Atlas
    Pipeline Partners, L.P.....           4,439                (4,959) (f)           (520)         3,046  (n)            2,526
                                   ------------   ---------   -------         -----------    -----------           -----------
                                   $     85,212   $ 108,186   $(8,527)        $   184,871    $       841           $   185,712
                                   ============   =========   =======         ===========    ===========           ===========
Income (loss) from continuing
   operations before income taxes
   and cumulative effect of change
   in accounting principle.....    $     20,477   $ (10,257)  $ 8,527         $    18,747    $      (841)          $    17,906
Provision for income taxes.....           6,757      (4,303)    3,258  (g)          5,712            196  (o)            5,908
                                   ------------   ---------   -------         -----------    -----------           -----------
Income (loss) from continuing
   operations before
   cumulative effect of change
   in accounting principle.....          13,720      (5,954)    5,269              13,035         (1,037)               11,998
Preferred stock dividends......               -      (1,054)     (382) (h)         (1,436)         1,436  (m)                -
Discontinued operations........             192                     -                 192                                  192
                                   ------------   ---------   -------         -----------    -----------           -----------
Net income (loss)  attributable
   to Common shareholders......    $     13,912   $  (7,008)  $ 4,887         $    11,791    $       399           $    12,190
                                   ============   =========   =======         ===========    ===========           ===========

NET INCOME (LOSS) PER
COMMON SHARE - BASIC AND
DILUTED:
   From continuing operations..     $       1.28                              $      1.22                          $      1.12
   Preferred stock dividends...                -                                     (.13)                                   -
   Discontinued operations.....              .02                                      .02                                  .02

   Cumulative effect of change
     in accounting principle ..                -                                        -                                    -
                                    ------------                              -----------                          -----------

   Net income per common share.     $       1.30                              $      1.11                          $      1.14
                                    ============                              ===========                          ===========
Weighted  average common shares       10,688,333                               10,688,333                           10,688,333
   outst anding.................    ============                              ===========                          ===========

                                         See notes to pro forma financial statements

                                                     ATLAS AMERICA, INC.
                                        PRO FORMA STATEMENT OF OPERATIONS (UNAUDITED)
                                               SIX MONTHS ENDED MARCH 31, 2004
                                                        (IN THOUSANDS)

                                    Historical                                   Pro forma
                                       Atlas        Historical                  Pre-offering     Offering       Pro forma
                                      America        Spectrum      Adjustments  Consolidated    Adjustments    Consolidated
                                      -------        --------      -----------  ------------    -----------    ------------
REVENUES
  Well drilling                     $     48,207    $              $             $    48,207    $              $    48,207
  Gas and oil production.........         21,995                                      21,995                        21,995
  Well services..................          4,060                                       4,060                         4,060
  Transportation.................          3,179         51,673                       54,852                        54,852
  Gas marketing..................              -                                           -                             -
  Other..........................            499           (660)                        (161)                         (161)
                                    ------------    -----------    -----------   -----------    -----------    -----------
                                          77,940         51,013              -       128,953              -        128,953

COSTS AND EXPENSES
   Well drilling................          41,919                                      41,919                        41,919
   Gas and oil production and
    exploration..................          5,008                                       5,008                         5,008
   Well services.................          2,062                                       2,062                         2,062
   Transportation................          1,216         43,698                       44,914                        44,914
   Gas marketing.................              -                                           -                             -
   Provision for possible losses.              -                                           -                             -
   General and administrative....          2,159          3,276                        5,435                         5,435
   Depreciation, depletion and
    amortization.................          6,779          2,578          1,819        11,176                        11,176
   Interest......................            960          1,562          1,365         3,887           (718)         3,169
   Minority interest in Atlas
    Pipeline Partners, L.P.......          2,595                        (3,439)         (844)         1,003            159
                                    ------------    -----------    -----------   -----------    -----------    -----------
                                    $     62,698    $    51,114    $      (255)  $   113,557    $       285    $   113,842
                                    ============    ===========    ===========   ===========    ===========    ===========
Income (loss) from continuing
   operations before income taxes
   and cumulative effect of change
   in accounting principle.......   $     15,242    $      (101)   $       255   $    15,396    $      (285)   $    15,111
Provision for income taxes.......          5,182           (341)           149         4,990           (147)         5,137
                                    ------------    -----------    -----------   -----------    -----------    -----------
Income (loss) from continuing
   operations before cumulative
   effect of change in accounting
   principle.....................         10,060            240            106        10,406           (432)         9,974
Preferred stock dividends........              -           (523)          (195)         (718)           718              -
                                    ------------    -----------    -----------   -----------    -----------    -----------
Net income (loss) attributable to
   Common shareholders...........   $     10,060    $      (283)   $       (89)  $     9,688    $       286    $     9,974
                                    ============    ===========    ===========   ===========    ===========    ===========
NET INCOME (LOSS) PER COMMON
SHARE - BASIC AND DILUTED:
   From continuing operations....   $        .94                                 $       .97                   $       .93
   Preferred stock dividends.....              -                                        (.07)                            -
                                    ------------                                 -----------                   -----------
   Net income per common share...   $        .94                                 $       .90                   $       .93
                                    ============                                 ===========                   ===========
Weighted average common shares
   outstanding...................     10,688,333                                  10,688,333                    10,688,333
                                    ============                                 ===========                   ===========

                                         See notes to pro forma financial statements

                                              ATLAS AMERICA, INC.
                               NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

a.    Reflects the net proceeds from the sale of 750,000 common units by APL in April 2004.

b.    Reflects the purchase of 100% of the common stock of Spectrum for $148.9 million, including estimated transaction costs. The acquisition was financed by the $12 million preferred equity investment by our parent, Resource America and APL's operating subsidiary, the $25 million of net proceeds from APL's
      April 2004 common unit offering, a $100 million term loan and $5.3 million revolving loan under APL's new credit facility and $6.5 million of cash from us. Transaction costs include a $750,000 commitment fee payable to Resource America in connection with their commitment to purchase the preferred equity.
      Adjustments include the payment of $3.3 million of estimated financing costs which appear in the pro forma balance sheet as other assets.

c.    Reflects the adjustment to interest expense resulting from $105.3 million of borrowing under APL's new credit facility bearing interest at the London Interbank Offered Rate, or LIBOR, plus 375 basis points, assumed to be 5.51% for the six months ended March 31, 2003, 5.00% for the six months ended
      September 30, 2003 and 4.90% for the six months ended March 31, 2004.

d.    Reflects the adjustment to depreciation expense based upon the cost of the acquired gas gathering and transmission facilities using depreciable lives ranging from 3 to 26.5 years and using the straight-line method.

e.    Reflects the amortization of deferred financing costs related to APL's new credit facility to finance the acquisition.

f.    Reflects the adjustment to minority interest to eliminate income attributed to the public unitholders of APL.

g.    Reflects the elimination of federal and state income taxes following the conversion of Spectrum, formerly a C-corporation, to a limited liability company concurrent with its acquisition by APL and the adjustment to our taxes.

h.    Reflects the elimination of preferred stock dividends by Spectrum paid prior to our acquisition and payment of dividends on the preferred equity of our operating subsidiary.

i.    Reflects net proceeds of $69.2 million after offering costs of $3.8 million from APL's July 2004 common unit offering, used to repurchase the $12.6 million preferred equity from Resource America
      (including a $600,000 repurchase premium) and repay $45.3 million of borrowings under APL's credit facility.

j.    Reflects the adjustment to interest expense resulting from the issuance of common units and the repayment of debt incurred to finance the Spectrum acquisition.

k.    Reflects a write-off of deferred financing costs in connection with a permanent $40 million repayment of the $100 million term loan.

l.       Reflects the adjustment to amortization as a result of the write-off of deferred financing costs due to the partial repayment of the $100 million term loan.

m.       Reflects the elimination of dividends paid on the preferred equity of our operating subsidiary as a result of its repurchase from the net proceeds of this offering.

n.       Reflects the adjustment to minority interest as a result of the offering of common units of APL.

o.       Reflects the adjustment to our taxes.